UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2006

ACCO BRANDS CORPORATION
(Exact name of registrant as specified in its charter)

____________________________

Delaware	001-08454	36-2704017
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
300 Tower Parkway Lincolnshire, IL 60069		60069
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 541-9500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1—Registrant’s Business and Operations

Item 1.01—Entry into a Material Definitive Agreement

In connection with recent adoption of the Amended and Restated ACCO Brands Corporation 2005 Incentive Plan (the “Restated Plan”), the forms of agreements for awards under the Restated Plan have been revised, copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated by reference herein.

Section 8—Other Events

Item 8.01—Other Events

We believe that maintaining strong corporate governance principles benefits our stockholders and improves stockholder value. Because our stock is listed on the New York Stock Exchange, we are also subject to enhanced corporate governance requirements. Our Investor Relations page on our website (www.accobrands.com) provides investors with useful corporate governance information, including access to our corporate governance policies, code of business conduct and ethics and the charters of each principal committee of our board of directors, including our governance and nominating, audit and compensation committees. These documents are also available in print to any stockholder upon request. Additionally, interested parties may send communications directly to the presiding independent director, any individual director or to non-management directors as a group. Such correspondence should be addressed to the Office of the Corporate Secretary, ACCO Brands Corporation, 300 Tower Parkway, Lincolnshire, Illinois 60069, which will then forward it in the manner described in our recent proxy statement.

We encourage investors to visit the Investor Relations page of our website to learn more about us, our business, and our commitment to our shareholders. The contents of our website are not incorporated in, and do not form a part of, this Current Report on Form 8-K.

Section 9—Financial Statements and Exhibits

Item 9.01—Financial Statements and Exhibits.

Exhibit 99.1	Form of Nonqualified Stock Option Agreement under the Amended and Restated 2005 Incentive Plan
Exhibit 99.2	Form of Restricted Stock Unit Award Agreement under the Amended and Restated 2005 Incentive Plan
Exhibit 99.3	Form of Performance Stock Unit Award Agreement under the Amended and Restated 2005 Incentive Plan
Exhibit 99.4	Form of Directors Restricted Stock Unit Award Agreement under the Amended and Restated 2005 Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCO BRANDS CORPORATION (Registrant)
Date: June 30, 2006	By:	/s/ Steven Rubin
Name:	Steven Rubin
Title:	Senior Vice President, Secretary and General Counsel

INDEX TO EXHIBITS

Exhibit
99.1	Form of Nonqualified Stock Option Agreement under the Amended and Restated 2005 Incentive Plan
99.2	Form of Restricted Stock Unit Award Agreement under the Amended and Restated 2005 Incentive Plan
99.3	Form of Performance Stock Unit Award Agreement under the Amended and Restated 2005 Incentive Plan
99.4	Form of Directors Restricted Stock Unit Award Agreement under the Amended and Restated 2005 Incentive Plan